Balanced Fund Ticker Symbol: MAPOX	Summary Prospectus April 30, 2016

The Fund's investment objective, risks and expenses must be considered carefully before investing. The Fund's Prospectus and Statement of Additional Information, both dated April 30, 2016, are incorporated by reference into this Summary Prospectus. To obtain the Fund's Prospectus and other information about the Fund free of charge, go to http://www.mairsandpower.com or call 800‑304-7404.

Investment Objective
The objective of the Mairs & Power Balanced Fund (the Fund) is to provide capital growth, current income and preservation of capital.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.60%
Other Expenses	0.13%
Total Annual Fund Operating Expenses	0.73%

Expense Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and you then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 year	3 years	5 years	10 years
$75	$233	$406	$906

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or turns over its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 14.05% of the average value of its portfolio.

Principal Investment Strategies
The Fund emphasizes investments in U.S. common stock and other securities convertible into common stock as well as fixed income securities such as corporate bonds and U.S. Government securities. In selecting securities for the Fund, the Fund's investment adviser, Mairs & Power, Inc. (the Adviser) gives preference to equity holdings in high quality companies, which are characterized by earnings that are reasonably predictable, have a return on equity that is above-average, hold market dominance and have financial strength. Some emphasis is given to companies located in the Upper Midwest region of the U.S. (which the Adviser considers to be the states of Illinois, Iowa, Minnesota, North Dakota, South Dakota and Wisconsin) and to small cap and mid cap companies. The Adviser defines a small cap company as a company with less than two billion dollars in market capitalization at the time of initial purchase and a mid cap company as a company with a market capitalization between two and ten billion dollars at the time of initial purchase. The Adviser also gives preference to higher rated investment-grade fixed income securities (rated Baa or better by Moody's Investors Service or rated BBB or better by Standard & Poor's). Lower rated convertible and non-convertible debt securities may be purchased if, in the opinion of the Adviser, the potential rewards outweigh the incremental risks.  Lower rated debt securities may include debt securities rated below investment-grade (also known as "high yield" or "junk bonds"). The Fund may invest in mortgage-backed securities. The Fund may also invest in securities of foreign issuers which are listed on a U.S. stock exchange or are represented by American Depositary Receipts (ADRs). The Adviser seeks to keep the Fund's assets reasonably fully invested, to maintain modest portfolio turnover rates and to moderate risk by investing in a diversified portfolio of equity and fixed income securities.

The Fund may sell its portfolio securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

Principal Risks of Investing in the Fund

All investments have risks. The Fund is designed for long-term investors. You should be prepared to accept fluctuations in portfolio value as the Fund seeks to achieve its investment objective. The Fund cannot provide assurance that it will achieve its objective. Loss of money is a risk of investing in the Fund. The main risks of investing in the Fund are:

Market Conditions
The Fund's investments are subject to market risk, which may cause the value of the Fund to decline. Equity securities are generally subject to greater risk than fixed income securities in adverse market conditions. Markets may, in response to governmental actions or intervention, economic or market developments, or other external factors, experience periods of high volatility and reduced liquidity. During those periods, the Fund may experience high levels of shareholder redemptions and may have to sell securities at times when the Fund would otherwise not do so, potentially at unfavorable prices. Certain securities may be difficult to value during such periods.

Fund Management
Active management by the Adviser in selecting and maintaining a portfolio of securities that will achieve the Fund's investment objective could cause the Fund to underperform compared to other funds having similar investment objectives.

Common Stock
Common stocks held by the Fund will fluctuate in value based on the earnings of the company and on general industry and market conditions. The Fund could lose money if a company in which it invests becomes financially distressed.

Convertible Debt Securities
Convertible securities are fixed income securities that the Fund has the option to exchange for equity securities at a specified conversion price.  Consequently, the value of the convertible security may be exposed to the market risk of the underlying stock as well as interest rate risk and the credit risk of the issuer.

Interest Rate Risk
Fixed-rate debt securities are subject to interest rate risk, which is the risk the value of a fixed-rate debt security will decline due to an increase in market interest rates. When interest rates rise, the value of a fixed-rate debt security generally decreases. When interest rates decline, the value of a fixed-rate debt security generally increases. Generally, a debt security with a longer maturity will have greater price volatility as a result of interest rate changes than a debt security with a shorter maturity. Investors in the Fund bear the risk that increases in market interest rates will cause the value of the investment portfolio to decline.

Credit Risk
Fixed income securities are subject to credit risk, which is the risk that the issuer of a debt security will fail to make interest and principal payments when due. Securities issued by the U.S. Government generally are viewed as carrying minimal credit risk. Securities issued by private entities and governmental entities not backed by the full faith and credit of the U.S. Government are subject to higher levels of credit risk. Payment defaults could cause the value of the Fund's investment portfolio to decline.

Maturity Risk
Longer-term securities generally have greater price fluctuations and are more sensitive to interest rate changes than shorter-term securities. Therefore, the Fund may experience greater price fluctuations when it holds securities with longer maturities.

Debt Securities Rated Less than Investment-Grade
These securities have a higher degree of credit risk than investment-grade securities. Companies that issue these lower rated securities (also known as "high yield" or "junk bonds") are often highly leveraged and traditional methods of financing may not be available to them. Also, market values of lower rated securities may be more sensitive to developments which affect the individual issuer and to general economic conditions.

Call Risk
The Fund invests in corporate bonds, which are subject to call risk. Corporate bonds, preferred stock, and some securities issued by U.S. agencies may be called (redeemed) at the option of the issuer at a specified price before reaching their stated maturity date. If a bond held by the Fund is called during a period of declining interest rates, the Fund will likely reinvest the proceeds received by it at a lower interest rate than that of the called bond, causing a decrease in the Fund's income.

Government Obligations Risks
No assurance can be given that the U.S. Government will provide financial support to U.S. government-sponsored agencies or instrumentalities where it is not obligated to do so by law, such as the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac). Securities issued by Fannie Mae and Freddie Mac have historically been supported only by the discretionary authority of the U.S. Government. While the U.S. Government provides financial support to various U.S. government-sponsored agencies and instrumentalities, such as Fannie Mae and Freddie Mac, no assurance can be given that it will always do so.

Mortgage-Backed Securities
The Fund may invest in mortgage-backed securities, which represent "pools" of mortgages held in trust or in the form of collateralized mortgage obligations.  Mortgage-backed securities are subject to the risk of default on the underlying mortgage.  Mortgage-backed securities are also subject to prepayment risk, which is the risk that the borrower will prepay some or all of the principal owed to the issuer.  If prepayment occurs, the Fund may have to replace the security by investing the proceeds in a less attractive security, which may reduce the Fund's performance and income distribution. In a period of rising interest rates, these securities may exhibit additional volatility. Mortgage prepayments may slow, causing portfolio securities considered short or intermediate term to become long-term securities which fluctuate more widely in response to interest rates than shorter-term securities.

Securities of Foreign Issuers and ADRs
There are certain risks in securities of foreign issuers which are not associated with domestic securities. These risks include political, social or economic instability, difficulty in predicting international trade patterns, taxation and foreign trading practices, and greater fluctuations in price than U.S. corporations. In addition, there may be less publicly available information about a foreign company than about a U.S. domiciled company.

Small Cap and Mid Cap Securities
Small cap and mid cap companies may have a shorter history of operations and be less diversified with respect to their product line. Stocks of these companies tend to be more volatile and less liquid than large company stocks.

Upper Midwest Geographic Risk
The Fund places some emphasis in securities of companies that are located in the Upper Midwest region of the U.S. and the Fund may be impacted by events or conditions affecting the region to a greater extent than if the Fund invested in more geographically diverse investments.  For example, political and economic conditions and changes in regulatory, tax or economic policy in a state or region could affect the economy or particular business operations of companies located in the state or region.

Performance

Risk/Return Bar Chart and Table
The following bar chart and table illustrate the risks of investing in the Fund. The bar chart shows changes in the Fund's performance from year to year over a 10-year period. Both the chart and the table assume that all distributions have been reinvested. The Fund is the successor to Mairs and Power Balanced Fund, Inc. (the Predecessor Fund), which was reorganized into the Fund effective December 31, 2011. The performance information for periods before December 31, 2011 reflects the historical performance of the Predecessor Fund. Visit the Fund's website at www.mairsandpower.com, or call 800-304-7404 for current performance figures. Past performance of the Fund, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Returns as of December 31

During the period shown on the bar chart, the Fund's best and worst quarters are shown below:

Highest Quarter	2nd Quarter, 2009	13.47%
Lowest Quarter	4th Quarter, 2008	-12.69%

Average Annual Total Returns
The following table shows how the Fund's average annual returns before and after taxes for one, five and ten years compare to those of the Composite Index, the S&P 500 Total Return Index and the Barclays Government/Credit Bond Index. The Composite Index reflects an unmanaged portfolio comprised of 60% S&P 500 Total Return Index and 40% Barclays Government/Credit Bond Index, which is composed of high-quality, investment-grade U.S. Government and corporate fixed income securities with maturities greater than one year.

The unaudited after-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In certain cases, the figure representing "Return after Taxes on Distributions and Sale of Fund Shares" may be higher than the other return figures for the same period, since a higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.  After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs).

Average Annual Total Returns
(For the periods ended December 31, 2015)	1 year	5 years	10 years
Return Before Taxes	-2.54%	8.71%	6.91%
Return After Taxes on Distributions	-3.66%	7.83%	6.00%
Return After Taxes on Distributions and Sale of Fund Shares	-0.82%	6.68%	5.33%
Composite Index (reflects no deduction for fees, expenses or taxes)	1.13%	9.02%	6.47%
S&P 500 Total Return Index (reflects no deduction for fees, expenses or taxes)	1.38%	12.57%	7.31%
Barclays Government/Credit Bond Index (reflects no deduction for fees, expenses or taxes)	0.15%	3.39%	4.47%

Portfolio Management
The Fund employs Mairs & Power, Inc. to manage the Fund's investment portfolio.

Ronald L. Kaliebe, lead portfolio manager of the Fund since July 1, 2013 and co-manager of the Fund from January 2006 to June 2013, is Senior Vice President, Director of Fixed Income and Director of the Adviser.  Kevin V. Earley, co-manager of the Fund since January 1, 2015, is Vice President and Director of the Adviser since 2013.

Purchase and Sale of Fund Shares
The minimum initial and subsequent investment amounts offered by the Fund are:

Type of Account	Minimum Investment	Subsequent Investment
Regular	$2,500	$100
IRA	$1,000	$100

You may purchase, exchange or redeem Fund shares directly through the Fund's transfer agent by writing or calling:

Mairs & Power Funds
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
Telephone: 800-304-7404

Qualifying shareholders may also purchase, exchange or redeem Fund shares on-line at www.mairsandpower.com.

Fund transactions may be made on any day the New York Stock Exchange is open for business. Investors who wish to purchase or redeem Fund shares through a bank, broker-dealer, financial adviser or recordkeeper ("Financial Intermediary") should contact the Financial Intermediary directly for information relating to the purchase or sale of Fund shares.

Tax Information
The Fund's distributions are taxable and will be taxed as ordinary income or long-term capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. You may be taxed later upon withdrawal of monies from such tax-deferred arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a Financial Intermediary, the Fund may pay a fee to the intermediary for sub-transfer agent and other administrative services. The Adviser may also pay the intermediary for the sale of Fund shares and other services. These payments may create a conflict of interest by influencing the Financial Intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Financial Intermediary's website for more information.